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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ____________

                                    FORM 8-K
                                  ____________


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest reported event):  May 24, 2005






                                  IVOICE, INC.
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             (Exact name of registrant as specified in its chapter)



NEW JERSEY                          000-29341                   51-0471976
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(State of                         (Commission                (I.R.S. Employer
organization)                     File Number)               Identification No.)



     750 HIGHWAY 34, MATAWAN, NJ                                   07747
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:        (732) 441-7700
                                                     ---------------------------






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 24, 2005, the Registrant entered into Assignment whereby it assigned a Convertible Debenture to Cornell Capital Partners, LP ("Cornell"), issued by Corporate Strategies, Inc. on June 24, 2004. The purchase price paid by Cornell for the Convertible Debenture was equal to the original principal of Five Hundred Thousand Dollars ($500,000), plus accrued interest to date of Twenty-two Thousand and Seven Hundred Thirty-nine Dollars and Seventy-three Cents ($22,739.73). The Registrant used the total proceeds from the sale of the Convertible Debenture to reduce its debt owed to Cornell.



ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              c)   Exhibits

                   10.1 Assignment dated May 24, 2005 between iVoice, Inc., Cornell Capital Partners, LP and Corporate Strategies, Inc.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


IVOICE, INC,


Date: June 3, 2005                            By: /s/ Jerome R. Mahoney
                                                  ------------------------
                                                  Jerome R. Mahoney
                                                  President, Secretary and
                                                  Chief Executive Officer
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                                INDEX OF EXHIBITS



     10.1 Assignment dated May 24, 2005 between iVoice, Inc., Cornell Capital Partners, LP and Corporate Strategies, Inc.